UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 14, 2002




                            STONE ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                      1-12074               72-1235413
 (State or other jurisdiction        (Commission File        (I.R.S. employer
of incorporation or organization)         Number)           identification no.)


       625 E. Kaliste Saloom Road
         Lafayette, Louisiana                                      70508
(Address of principal executive offices)                         (Zip code)


       Registrant's telephone number, including area code: (337) 237-0410





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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (c)   Exhibit 99.1 - Press Release dated February 14, 2002

Item 9.  REGULATION FD DISCLOSURE

     In accordance with General Instruction B.2 of Form 8-K, the following information (including Exhibit 99.1) shall not be deemed "filed" for purpose of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. This report does not constitute a determination of whether any information included in this report is material.

     The registrant issued a press release dated, February 14, 2002 reporting its year end reserves and results of its 2001 capital expenditures program. This press release is attached as Exhibit 99.1.














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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                STONE ENERGY CORPORATION


Date: February 14, 2002                By:        /s/James H. Prince
                                           -------------------------------
                                                     James H. Prince
                                                 Chief Financial Officer